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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) January 27, 1997




                            Stratosphere Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-12030                                 88-0292318
       (Commission File Number)               (IRS Employer Identification No.)



2000 Las Vegas Boulevard, Las Vegas, Nevada             89104
 (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (702) 385-7727


                                 Not Applicable
        (Former name or former address, if changed since last report)


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ITEM. 3. BANKRUPTCY OR RECEIVERSHIP.

     (a) On January 27, 1997, Stratosphere Corporation, a Delaware corporation (the "Registrant"), and the Registrant's wholly-owned subsidiary Stratosphere Gaming Corp., a Nevada corporation ("SGC"), filed voluntary petitions for Chapter 11 reorganization pursuant to the United States Bankruptcy Code. As of that date, the United States Bankruptcy Court for the District of Nevada assumed jurisdiction over the assets of Registrant and SGC. The Registrant and SGC are acting as debtors-in-possession on behalf of their respective bankruptcy estates, and are authorized as such to operate their business subject to bankruptcy court supervision.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     STRATOSPHERE CORPORATION



Date: January 27, 1997               By: /s/ Thomas A. Lettero
                                        ------------------------------
                                     Name: Thomas A. Lettero
                                     Title: Chief Financial Officer